SECOND AMENDED AND RESTATED BYLAWS Of NATURAL HEALTH TRENDS CORP. (A DELAWARE CORPORATION) As amended and restated by the Board of Directors, effective February 6, 2020

TABLE OF CONTENTS ARTICLE I OFFICES ............................................................................................................1 1.1 Registered Office ...............................................................................................................1 1.2 Other Offices ......................................................................................................................1 ARTICLE II MEETINGS OF STOCKHOLDERS ...............................................................1 2.1 Time and Place of Meetings ..............................................................................................1 2.2 Annual Meetings ................................................................................................................1 2.3 Notice of Annual Meetings ................................................................................................1 2.4 Special Meetings ................................................................................................................1 2.5 Notice of Special Meetings ................................................................................................1 2.6 Quorum ..............................................................................................................................1 2.7 Organization .......................................................................................................................2 2.8 Voting ................................................................................................................................2 2.9 List of Stockholders ...........................................................................................................3 2.10 Inspectors of Votes ............................................................................................................3 2.11 Actions Without a Meeting ................................................................................................3 2.12 Advance Notice of Stockholder Nominations and Proposals ............................................3 2.13 Definitions..........................................................................................................................6 ARTICLE III BOARD OF DIRECTORS ................................................................................6 3.1 Powers ................................................................................................................................6 3.2 Number, Qualification and Term of Office .......................................................................6 3.3 Resignations .......................................................................................................................6 3.4 Removal of Directors .........................................................................................................7 3.5 Vacancies ...........................................................................................................................7 3.6 Place of Meetings ...............................................................................................................7 3.7 Annual Meetings ................................................................................................................7 3.8 Regular Meetings ...............................................................................................................7 3.9 Special Meetings: Notice ...................................................................................................7 3.10 Quorum and Manner of Acting ..........................................................................................7 3.11 Interested Directors ............................................................................................................7 3.12 Remuneration .....................................................................................................................8 ARTICLE IV COMMITTEES..................................................................................................8 4.1 Executive Committee; How Constituted and Powers ........................................................8 4.2 Organization .......................................................................................................................9 4.3 Meetings .............................................................................................................................9 4.4 Quorum and Manner of Acting ..........................................................................................9 4.5 Audit Committee ................................................................................................................9 4.6 Other Committees ..............................................................................................................9 4.7 Alternate Members of Committees ..................................................................................10 4.8 Minutes of Committees ....................................................................................................10 ARTICLE V MEETINGS – GENERAL ..............................................................................10 5.1 Actions Without a Meeting ..............................................................................................10 i

5.2 Presence at Meetings by Means of Communications Equipment ....................................10 ARTICLE VI NOTICES..........................................................................................................10 6.1 Type of Notice .................................................................................................................10 6.2 Waiver of Notice ..............................................................................................................11 ARTICLE VII OFFICERS .......................................................................................................11 7.1 Elected and Appointed Officers .......................................................................................11 7.2 Time of Election or Appointment ....................................................................................11 7.3 Salaries of Elected Officers .............................................................................................11 7.4 Term .................................................................................................................................11 7.5 Duties of the Chief Executive Officer .............................................................................11 7.6 Duties of President ...........................................................................................................11 7.7 Duties of Vice Presidents .................................................................................................12 7.8 Duties of Assistant Vice Presidents .................................................................................12 7.9 Duties of the Secretary .....................................................................................................12 7.10 Duties of Assistant Secretaries.........................................................................................12 7.11 Duties of the Treasurer.....................................................................................................12 7.12 Duties of Assistant Treasurers .........................................................................................13 7.13 Duties of the Controller ...................................................................................................13 7.14 Duties of Assistant Controllers ........................................................................................13 ARTICLE VIII INDEMNIFICATION .....................................................................................13 8.1 Actions Other than by or in the Right of the Corporation ...............................................13 8.2 Actions by or in the Right of the Corporation .................................................................14 8.3 Determination of Right to Indemnification......................................................................14 8.4 Right to Indemnification ..................................................................................................15 8.5 Prepaid Expenses .............................................................................................................15 8.6 Indemnification Upon Application: Procedure upon Application ...................................15 8.7 Other Rights and Remedies .............................................................................................16 8.8 Insurance ..........................................................................................................................16 8.9 Savings Provision.............................................................................................................16 8.10 Definitions........................................................................................................................16 ARTICLE IX CERTIFICATES REPRESENTING STOCK ..............................................17 9.1 Right to Certificate ...........................................................................................................17 9.2 Facsimile Signatures ........................................................................................................17 9.3 New Certificates...............................................................................................................17 9.4 Transfers ..........................................................................................................................17 9.5 Transfer Agents and Registrars ........................................................................................17 9.6 Record Date .....................................................................................................................17 9.7 Registered Stockholders...................................................................................................18 9.8 Voting Agreements ..........................................................................................................18 ARTICLE X GENERAL PROVISIONS ..............................................................................19 10.1 Dividends .........................................................................................................................19 10.2 Reserves ...........................................................................................................................19 ii

10.3 Annual Statement .............................................................................................................19 10.4 Checks ..............................................................................................................................19 10.5 Fiscal Year .......................................................................................................................19 10.6 Corporate Seal ..................................................................................................................19 10.7 Forum ...............................................................................................................................19 ARTICLE XI RESTRICTIONS ON TRANSFER OF STOCK ..........................................20 ARTICLE XII AMENDMENTS ..............................................................................................20 iii

ARTICLE I OFFICES 1.1 Registered Office. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware. 1.2 Other Offices. The Corporation may also have offices at such other place or places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require. ARTICLE II MEETINGS OF STOCKHOLDERS 2.1 Time and Place of Meetings. All meetings of the stockholders for the election of directors shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. 2.2 Annual Meetings. Annual meetings of stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the stockholders shall elect by a plurality vote a Board of Directors and transact such other business as may properly be brought before the meeting. 2.3 Notice of Annual Meetings. Written notice of the annual meeting, stating the place, date, and hour of the meeting, shall be given to each stockholder of record entitled to vote at such meeting not less than 10 or more than 60 days before the date of the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation with postage thereon prepaid. 2.4 Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called only by the Chairman of the Board, the Chief Executive Officer, or a majority of the members of the Board of Directors then in office. Such request shall state the purpose or purposes of the proposed special meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice. 2.5 Notice of Special Meetings. Written notice of a special meeting, stating the place, date, and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given to each stockholder of record entitled to vote at such meeting not less than 10 or more than 60 days before the date of the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation with postage thereon prepaid. 2.6 Quorum. Except as otherwise provided by statute or the Certificate of Incorporation, the holders of stock having a majority of the voting power of the stock entitled to be voted thereat, 1 present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time without notice (other than announcement at the meeting at which the adjournment is taken of the time and place of the adjourned meeting) until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. 2.7 Organization. At each meeting of the stockholders, the Chairman of the Board or the President, determined as provided in Article VII of these Bylaws, or if those officers shall be absent therefrom, another officer of the Corporation chosen as chairman present in person or by proxy and entitled to vote thereat, or if all the officers of the Corporation shall be absent therefrom, a stockholder holding of record shares of stock of the Corporation so chosen, shall act as chairman of the meeting and preside thereat. The Secretary, or if he shall be absent from such meeting or shall be required pursuant to the provisions of this Section 2.7 to act as chairman of such meeting, the person (who shall be an Assistant Secretary, if an Assistant Secretary shall be present thereat) whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof. 2.8 Voting. Except as otherwise provided in the Certificate of Incorporation, each stockholder shall, at each meeting of the stockholders, be entitled to one vote in person or by proxy for each share of stock of the Corporation held by him and registered in his name on the books of the Corporation on the date fixed pursuant to the provisions of Section 9.6 of Article IX of these Bylaws as the record date for the determination of stockholders who shall be entitled to notice of and to vote at such meeting. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held directly or indirectly by the Corporation, shall not be entitled to vote. Any vote by stock of the Corporation may be given at any meeting of the stockholders by the stockholder entitled thereto, in person or by his proxy appointed by an instrument in writing subscribed by such stockholder or by his attorney thereunto duly authorized and delivered to the Secretary of the Corporation or to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date, unless said proxy shall provide for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law. At all meetings of the stockholders all matters, except where other provision is made by law, the Certificate of Incorporation, or these Bylaws, shall be decided by the vote of a majority of the votes cast by the stockholders present in person or by proxy and entitled to vote thereat, a quorum being present. Unless demanded by a stockholder of the Corporation present in person or by proxy at any meeting of the stockholders and entitled to vote thereat, or so directed by the chairman of the meeting, the vote thereat on any question other than the election or removal of directors need not be by written ballot. Upon a demand of any such stockholder for a vote by written ballot on any question or at the direction of such chairman that a vote by written ballot be taken on any question, such vote shall be taken by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted. 2

2.9 List of Stockholders. It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger, either directly or through another officer of the Corporation designated by him or through a transfer agent appointed by the Board of Directors, to prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days before said meeting, either at a place within the city where said meeting is, to be held, which place shall be specified in the notice of said meeting, or, if not so specified, at the place where said meeting is to be held. The list shall also be produced and kept at the time and place of said meeting during the whole time thereof, and may be inspected by any stockholder of record who shall be present thereat. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, such list or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders. 2.10 Inspectors of Votes. At each meeting of the stockholders, the chairman of such meeting may appoint two Inspectors of Votes to act thereat, unless the Board of Directors shall have theretofore made such appointments. Each Inspector of Votes so appointed shall first subscribe an oath or affirmation faithfully to execute the duties of an Inspector of Votes at such meeting with strict impartiality and according to the best of his ability. Such Inspectors of Votes, if any, shall take charge of the ballots, if any, at such meeting and, after the balloting thereat on any question, shall count the ballots cast thereon and shall make a report in writing to the secretary of such meeting of the results thereof. An Inspector of Votes need not be a stockholder of the Corporation, and any officer of the Corporation may be an Inspector of Votes on any question other than a vote for or against his election to any position with the Corporation or on any other question in which he may be directly interested. 2.11 Actions Without a Meeting. Any action required or permitted to be taken at any annual or special meeting of the stockholders may only be taken upon the vote of the stockholders at an annual or special meeting called and may not be taken by written consent of the stockholders. 2.12 Advance Notice of Stockholder Nominations and Proposals. (a) Timely Notice. At a meeting of the stockholders, only such nominations of persons for the election of directors and such other business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations or such other business must be: (i) specified in the written notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or any committee thereof, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or any committee thereof, or (iii) otherwise properly brought before an annual meeting by a stockholder who is a stockholder of record of the Corporation at the time such notice of meeting is delivered, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.12. In addition, any proposal of business (other than the nomination of persons for election to the Board of Directors) must be a proper matter for stockholder action. For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder, the stockholder intending to propose the business (the “Proposing Stockholder”) must have given timely notice thereof pursuant to this Section 2.12(a) or Section 2.12(c) below, as applicable, in writing to the secretary of the Corporation even if such matter is already the subject of any notice to the stockholders or Public Disclosure from the board of 3 directors. To be timely, a Proposing Stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation: (x) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 70 days after the anniversary of the previous year’s annual meeting; and (y) with respect to any other annual meeting of stockholders, the close of business on the tenth day following the date of Public Disclosure of the date of such meeting. In no event shall the Public Disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period). (b) Stockholder Nominations. For the nomination of any person or persons for election to the board of directors, a Proposing Stockholder’s notice to the secretary of the Corporation shall set forth (i) the name, age, business address and residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of capital stock of the Corporation which are owned of record and beneficially by each such nominee (if any), (iv) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, (v) the consent of the nominee to being named in the proxy statement as a nominee and to serving as a director if elected, and (vi) as to the Proposing Stockholder: (A) the name and address of the Proposing Stockholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is being made, (B) the class and number of shares of the Corporation which are owned by the Proposing Stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the Proposing Stockholder’s notice, (C) a description of any agreement, arrangement or understanding with respect to such nomination between or among the Proposing Stockholder and any of its affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Stockholder’s notice by, or on behalf of, the Proposing Stockholder or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proposing Stockholder or any of its affiliates or associates with respect to shares of stock of the Corporation, (E) a representation that the Proposing Stockholder is a holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (F) a representation whether the Proposing Stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee. 4

(c) Other Stockholder Proposals. For all business other than director nominations, a Proposing Stockholder’s notice to the secretary of the Corporation shall set forth as to each matter the Proposing Stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) any other information relating to such stockholder and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder and (iii) the information required by Section 2.12(b)(vi) above. (d) Proxy Rules. The foregoing notice requirements of Section 2.12(c) shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with the applicable rules and regulations promulgated under Section 14(a) of the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. (e) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (x) by or at the direction of the Board of Directors or any committee thereof or (y) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.12 is delivered to the secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 2.12. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by this Section 2.12 shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day prior to such special meeting and not earlier than the close of business on the later of the 120th day prior to such special meeting or the tenth (10th) day following the date of Public Disclosure of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the Public Disclosure of an adjournment or postponement of a special meeting commence a new time period (or extend any notice time period). (f) Effect of Noncompliance. Notwithstanding anything in these Bylaws to the contrary: (i) no nominations shall be made or business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 2.12, and (ii) unless otherwise required by law, if a Proposing Stockholder intending to propose business or make nominations at an annual meeting pursuant to this Section 2.12 does not provide the information required under this Section 2.12 to the Corporation promptly following the later of the record date or the date notice of the record date is first publicly disclosed, or the Proposing Stockholder (or a qualified representative of the Proposing Stockholder) does not appear at the meeting to present the proposed business or nominations, such business or nominations shall not be considered, 5 notwithstanding that proxies in respect of such business or nominations may have been received by the Corporation. The requirements of this Section 2.12 shall apply to any business or nominations to be brought before an annual meeting by a stockholder whether such business or nominations are to be included in the Corporation’s proxy statement pursuant to Rule 14a-8 of the Exchange Act or presented to stockholders by means of an independently financed proxy solicitation. The requirements of the Section 2.12 are included to provide the Corporation notice of a stockholder’s intention to bring business or nominations before an annual or special meeting and shall in no event be construed as imposing upon any stockholder the requirement to seek approval from the Corporation as a condition precedent to bringing any such business or make such nominations before an annual meeting. 2.13 Definitions. For purposes of this Article II, “Public Disclosure” means a disclosure made in a press release reported by the Dow Jones News Services, The Associated Press or a comparable national news service or in a document filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. ARTICLE III BOARD OF DIRECTORS 3.1 Powers. The business and affairs of the Corporation shall be managed by its Board of Directors, which shall have and may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, the Certificate of Incorporation, or these Bylaws directed or required to be exercised or done by the stockholders. 3.2 Number, Qualification and Term of Office. The number of directors which shall constitute the whole Board of Directors shall not be less than three (3) nor more than eleven (11). Within the limits above specified, the number of directors which shall constitute the whole Board of Directors shall be determined by resolution of the Board of Directors or by the stockholders at any annual or special meeting or otherwise pursuant to action of the stockholders. Directors need not be stockholders. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 3.5 of this Article III, and each director elected shall hold office until the annual meeting next after his election and until his successor is duly elected and qualified, or until his death or retirement or until he resigns or is removed in the manner hereinafter provided, but no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at any annual or special meeting of stockholders. Such election shall be by written ballot. 3.3 Resignations. Any director may resign at any time by giving written notice of his resignation to the Corporation. Any such resignation shall take effect at the time specified therein, or if the time when it shall become effective shall not be specified therein, then it shall take effect immediately upon its receipt by the Secretary. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. 6

3.4 Removal of Directors. At any meeting of stockholders called expressly for the purpose of removing a director or directors, any director or the entire Board of Directors may be removed, with or without cause, with the required vote of the holders of shares then entitled to vote at an election of directors. 3.5 Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the annual meeting next after their election and until their successors are elected and qualified, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. 3.6 Place of Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. 3.7 Annual Meetings. The first meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of stockholders, and no notice of such meeting to the newly elected directors shall be necessary in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held immediately following the annual meeting of stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors. 3.8 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors. 3.9 Special Meetings: Notice. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, or the Secretary on 24 hours’ notice to each director, either personally or by telephone or by mail, facsimile, telegraph, electronic mail, wireless, or other form of recorded communication; special meetings shall be called by the Chairman of the Board, the President, or the Secretary in like manner and on like notice on the written request of two directors. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice of such meeting. 3.10 Quorum and Manner of Acting. At all meetings of the Board of Directors, a majority of the directors at the time in office (but not less than one-third of the whole Board of Directors) shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. 3.11 Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one (1) or more of the Corporation’s directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of 7

Directors or committee thereof that authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (a) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders. (d) Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction. 3.12 Remuneration. Unless otherwise expressly provided by resolution adopted by the Board of Directors, none of the directors shall, as such, receive any stated remuneration for his services; but the Board of Directors may at any time and from time to time by resolution provide that a specified sum shall be paid to any director of the Corporation, either as his annual remuneration as such director or member of any committee of the Board of Directors or as remuneration for his attendance at each meeting of the Board of Directors or any such committee. The Board of Directors may also likewise provide that the Corporation shall reimburse each director for any expenses paid by him on account of his attendance at any meeting. Nothing in this Section 3.12 shall be construed to preclude any director from serving the Corporation in any other capacity and receiving remuneration therefore. ARTICLE IV COMMITTEES 4.1 Executive Committee; How Constituted and Powers. The Board of Directors may in its discretion, by resolution passed by a majority of the whole Board of Directors, designate an Executive Committee consisting of one or more of the directors of the Corporation. Subject to the provisions of Section 141 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation, and these Bylaws, the Executive Committee shall have and may exercise, when the Board of Directors is not in session, all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but the Executive Committee shall not have the power to fill vacancies in the Board of Directors, the Executive Committee, Audit Committee or any other committee of directors or to elect or approve officers of the Corporation. The Executive Committee shall have the power and authority to authorize the issuance of common stock and grant and authorize options and other rights with respect to such issuance. The Board of Directors shall have the power at any time, by resolution 8 passed by a majority of the whole Board of Directors, to change the membership of the Executive Committee, to fill all vacancies in it, or to dissolve it, either with or without cause. 4.2 Organization. The Chairman of the Executive Committee, to be selected by the Board of Directors, shall act as chairman at all meetings of the Executive Committee and the Secretary shall act as secretary thereof. In case of the absence from any meeting of the Executive Committee of the Chairman of the Executive Committee or the Secretary, the Executive Committee may appoint a chairman or secretary, as the case may be, of the meeting. 4.3 Meetings. Regular meetings of the Executive Committee, of which no notice shall be necessary, may be held on such days and at such places, within or without the State of Delaware, as shall be fixed by resolution adopted by a majority of the Executive Committee and communicated in writing to all its members. Special meetings of the Executive Committee shall be held whenever called by the Chairman of the Executive Committee or a majority of the members of the Executive Committee then in office. Notice of each special meeting of the Executive Committee shall be given by mail, facsimile, telegraph, electronic mail, wireless, or other form of recorded communication or be delivered personally or by telephone to each member of the Executive Committee not later than the day before the day on which such meeting is to be held. Notice of any such meeting need not be given to any member of the Executive Committee, however, if waived by him in writing or by mail, facsimile, telegraph, electronic mail, wireless, or other form of recorded communication, or if he shall be present at such meeting; and any meeting of the Executive Committee shall be a legal meeting without any notice thereof having been given, if all the members of the Executive Committee shall be present thereat. Subject to the provisions of this Article IV, the Executive Committee, by resolution adopted by a majority of the whole Executive Committee, shall fix its own rules of procedure. 4.4 Quorum and Manner of Acting. A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at a meeting thereof at which a quorum is present shall be the act of the Executive Committee. 4.5 Audit Committee. The Board of Directors shall have an Audit Committee that shall consist of such number of directors of the Corporation (none of whom shall be an employee of the Corporation) as may be appointed from time to time by the Board of Directors. The Board of Directors shall adopt a charter setting forth the required qualifications of members of the Audit Committee, as well as the responsibilities of the Audit Committee. A majority of the members of the Audit Committee shall constitute a quorum necessary to transact business. 4.6 Other Committees. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one or more other committees consisting of one or more directors of the Corporation, which, to the extent provided in said resolution or resolutions, shall have and may exercise, subject to the provisions of Section 141 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation, and these Bylaws, the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power to fill vacancies in the Board of Directors, the Executive Committee, the Audit Committee or any other committee or in their respective membership, to appoint or remove officers of the Corporation, or to authorize the issuance of shares of the capital stock of the Corporation, except that such a committee may, to the extent provided in said resolutions, grant and authorize options and other rights with respect 9 to the common stock of the Corporation pursuant to and in accordance with any plan approved by the Board of Directors. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power to change the members of any such committee at any time to fill vacancies, and to discharge any such committee, either with or without cause, at any time. 4.7 Alternate Members of Committees. The Board of Directors may designate one or more directors as alternate members of the Executive Committee, Audit Committee or any other committee, who may replace any absent or disqualified member at any meeting of the committee, or if none be so appointed, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. 4.8 Minutes of Committees. Each committee shall keep regular minutes of its meetings and proceedings and report the same to the Board of Directors at the next meeting thereof. ARTICLE V MEETINGS – GENERAL 5.1 Actions Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or the committee. 5.2 Presence at Meetings by Means of Communications Equipment. Members of the Board of Directors, or of any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting conducted pursuant to this Section 5.2 shall constitute presence in person at such meeting. ARTICLE VI NOTICES 6.1 Type of Notice. Whenever, under the provisions of any applicable statute, the Certificate of Incorporation, or these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, in person or by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given in any manner permitted by Article III hereof and shall be deemed to be given at the time when first transmitted by the method of communication selected. 10

6.2 Waiver of Notice. Whenever any notice is required to be given under the provisions of any applicable permitted statute, the Certificate of Incorporation, or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, or any other method prescribed under the General Corporation Law of the State of Delaware, shall be deemed equivalent thereto, and transmission of a waiver of notice by a director or stockholder by mail, facsimile, telegraph, electronic means, wireless, or other form of recorded communication may constitute such a waiver. ARTICLE VII OFFICERS 7.1 Elected and Appointed Officers. The elected officers of the Corporation shall be a President, one or more Vice Presidents, with or without such descriptive titles as the Board of Directors shall deem appropriate, a Secretary, and a Treasurer, and, if the Board of Directors so elects, a Chairman of the Board (who shall be a director), and a Controller. The Board of Directors or the Executive Committee of the Board of Directors by resolution also may appoint one or more Assistant Vice Presidents, Assistant Treasurers, Assistant Secretaries, Assistant Controllers, and such other officers and agents as from time to time may appear to be necessary or advisable in the conduct of the affairs of the Corporation. 7.2 Time of Election or Appointment. The Board of Directors at its annual meeting shall elect or appoint, as the case may be, the officers to fill the positions designated in or pursuant to Section 7.1 of this Article VII. Officers of the Corporation may also be elected or appointed, as the case may be, at any other time. 7.3 Salaries of Elected Officers. The salaries of all elected officers of the Corporation shall be fixed by the Board of Directors or a committee thereof. 7.4 Term. Each officer of the Corporation shall hold his office until his successor is duly elected or appointed and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any officer elected or appointed by the Board of Directors or the Executive Committee may be removed at any time by the affirmative vote of a majority of the whole Board of Directors. Any vacancy occurring in any office of the Corporation by death, resignation, removal, or otherwise may be filled by the Board of Directors or the appropriate committee thereof. 7.5 Duties of the Chief Executive Officer. Unless the Board of Directors designates otherwise, the President shall be the chief executive officer of the Corporation. The Chief Executive Officer shall preside at all meetings of the stockholders. The Chief Executive Officer shall have such other powers and duties as usually pertain to such office or as may be delegated by the Board of Directors. 7.6 Duties of President. Unless the Board of Directors shall otherwise delegate such duties, the President shall have general powers of oversight, supervision and management of the business and affairs of the Corporation, and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall have such other powers and duties as usually pertain to such office or as may be prescribed by the Board of Directors. He shall execute bonds, mortgages, instruments, contracts, agreements and other documentation, except where the signing and 11 execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. 7.7 Duties of Vice Presidents. In the absence of the President or in the event of his inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall perform such other duties and have such other powers as the Board of Directors or the President may from time to time prescribe. 7.8 Duties of Assistant Vice Presidents. In the absence of a Vice President or in the event of his inability or refusal to act, the Assistant Vice President (or in the event there shall be more than one, the Assistant Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of that Vice President, and shall perform such other duties and have such other powers as the Board of Directors, the President, or the Vice President under whose supervision he is appointed may from time to time prescribe. 7.9 Duties of the Secretary. The Secretary shall attend all meetings the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the Executive Committee or other standing committees when required or appropriate. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. He shall have custody of the corporate seal of the Corporation, and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall keep and account for all books, documents, papers, and records of the Corporation, except those for which some other officer or agent is properly accountable. He shall have authority to sign stock certificates and shall generally perform all the duties usually appertaining to the office of the secretary of a corporation. 7.10 Duties of Assistant Secretaries. In the absence of the Secretary or in the event of his inability or refusal to act, the Assistant Secretary (or, if there shall be more than one, the Assistant Secretaries in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors, the President, or the Secretary may from time to time prescribe. 7.11 Duties of the Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings or when the Board of Directors so requires, an account 12 of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, he shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the Corporation. The Treasurer shall be under the supervision of the Vice President in charge of finance, if one is so designated, and he shall perform such other duties as may be prescribed by the Board of Directors, the President, or any such Vice President in charge of finance. 7.12 Duties of Assistant Treasurers. The Assistant Treasurer or Assistant Treasurers shall assist the Treasurer, and in the absence of the Treasurer or in the event of his inability or refusal to act, the Assistant Treasurer (or in the event there shall be more than one, the Assistant Treasurers in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors, the President, or the Treasurer may from time to time prescribe. 7.13 Duties of the Controller. The Controller, if one is appointed, shall have supervision of the accounting practices of the Corporation and shall prescribe the duties and powers of any other accounting personnel of the Corporation. He shall cause to be maintained an adequate system of financial control through a program of budgets and interpretive reports. He shall initiate and enforce measures and procedures whereby the business of the Corporation shall be conducted with the maximum efficiency and economy. If required, he shall prepare a monthly report covering the operating results of the Corporation. The Controller shall be under the supervision of the Vice President in charge of finance, if one is so designated, and he shall perform such other duties as may be prescribed by the Board of Directors, the President, or any such Vice President in charge of finance. 7.14 Duties of Assistant Controllers. The Assistant Controller or Assistant Controllers shall assist the Controller, and in the absence of the Controller or in the event of his inability or refusal to act, the Assistant Controller (or, if there shall be more than one, the Assistant Controllers in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Controller and perform such other duties and have such other powers as the Board of Directors, the President, or the Controller may from time to time prescribe. ARTICLE VIII INDEMNIFICATION 8.1 Actions Other than by or in the Right of the Corporation. The Corporation shall to the fullest extent permitted by the laws of the State of Delaware indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, and may indemnify any 13 person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a Corporate Functionary, against all costs, charges, expenses (including attorneys’ fees), liabilities and losses, judgments, fines, amounts paid in settlement and excise taxes reasonably incurred or suffered by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that the person had reasonable cause to believe that his or her conduct was unlawful. 8.2 Actions by or in the Right of the Corporation. The Corporation shall to the fullest extent permitted by the laws of the State of Delaware indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, and may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a Corporate Functionary, against expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and to the extent that the Court of Chancery or the Court in which such action, suit, or proceeding has been brought, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. 8.3 Determination of Right to Indemnification. Any indemnification under Section 8.1 or Section 8.2 of this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer or of the Corporate Functionary is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 8.1 or Section 8.2 of this Article VIII. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or (ii) if such a quorum is not obtainable, or even if obtainable if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders. 8.4 Right to Indemnification. Notwithstanding the other provisions of this Article VIII, to the extent that a present or former director or officer, or a Corporate Functionary, has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in 14

Section 8.1 or Section 8.2 of this Article VIII (including, without limitation, the dismissal of an action, suit, or proceeding without prejudice or the settlement of an action, suit, or proceeding without admission of liability), or in defense of any claim, issue, or matter therein, the Corporation shall indemnify him against expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred by him in connection therewith. 8.5 Prepaid Expenses. Expenses incurred by a present or former director or officer of the Corporation in defending a civil or criminal action, suit, or proceeding shall be paid by the Corporation upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined he is not entitled to be indemnified by the Corporation as authorized in this Article VIII. Expenses incurred by a Corporate Functionary in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding, upon (i) receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined he is not entitled to be indemnified by the Corporation as authorized in this Article VIII and (ii) such other terms and conditions, if any, as the Board of Directors deems appropriate. 8.6 Indemnification Upon Application: Procedure upon Application. (a) Any indemnification of a director or officer of the Corporation under Sections 8.1, 8.2 and 8.4, or any advance to a director or officer of the Corporation under Section 8.5, of this Article VIII shall be made promptly upon, and in any event within 60 days after, the written request of the director or officer. The right to indemnification or an advance of expenses granted by this Article VIII shall be enforceable by the director or officer of the Corporation in any Court of competent jurisdiction if his claim is not paid in full within 60 days. The expenses of the director or officer incurred in connection with successfully establishing his right to indemnification or an advance of expenses, in whole or in part, in any such proceeding shall also be indemnified by the Corporation. (b) Within 60 days after receipt of a written application by any Corporate Functionary for indemnification in his capacity as such under any of Sections 8.1, 8.2, and 8.4, or any advance under Section 8.5, of this Article VIII (i) a determination as to whether indemnification shall be made under Section 8.3 of this Article VIII, or (ii) if the request is for an advance of expenses, the Board of Directors, by majority vote of a quorum consisting of disinterested directors, shall determine whether such advance shall be made. In the case described in clause (ii) of the preceding sentence, if no quorum of disinterested directors is obtainable, the Board of Directors shall promptly direct independent legal counsel to decide whether the requested indemnification or advance shall be made. The expenses of the Corporate Functionary incurred in connection with successfully requesting indemnification or advancement of expenses in any such proceeding shall be reimbursed by the Corporation, but no such expenses in connection with an unsuccessful or only partially successful request shall be reimbursed. (c) In any suit brought by the director, officer or Corporate Functionary to enforce a right to indemnification under this Article VIII (but not in a suit brought to enforce a right to an advance of expenses), it shall be a defense that the director, officer or Corporate Functionary has not met the applicable standard of conduct for indemnification under Section 8.1 or Section 8.2 of this Article VIII. In any suit by the Corporation to recover expenses advanced to the director, officer or Corporate Functionary pursuant to the terms of an undertaking, the Corporation shall be entitled to recover those expenses upon a final adjudication that the director, officer or Corporate 15

Functionary has not met the applicable standard of conduct for indemnification under Section 8.1 or Section 8.2 of this Article VIII. In any suit by the director, officer or Corporate Functionary to enforce a right to indemnification or to an advance of expenses under this Article VIII, or by the Corporation to recover expenses advanced pursuant to the terms of an undertaking, the burden of proof shall be on the Corporation. 8.7 Other Rights and Remedies. The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which any person seeking indemnification and advancement of expenses or may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer of the Corporation or a Corporate Functionary and shall inure to the benefit of the heirs, executors, and administrators of such a person. Any repeal or modification of these Bylaws or relevant provisions of the Delaware General Corporation Law and other applicable law, if any, shall not affect any then existing rights of a director or officer of the Corporation of a Corporate Functionary to indemnification or advancement of expenses. 8.8 Insurance. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VIII. 8.9 Savings Provision. If this Article VIII or any portion hereof shall be invalidated on any ground by a court of competent jurisdiction, the Corporation shall nevertheless indemnify each director or officer of the Corporation, and may indemnify each Corporate Functionary, as to expense (including attorneys’ fees), judgments, fines, and amounts paid in settlement with respect to any action, suit, proceeding, or investigation, whether civil, criminal, or administrative, including a grand jury proceeding or action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article VIII that shall not have been invalidated. 8.10 Definitions. For purposes of this Article VIII, “Corporate Functionary” means any such person who is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. ARTICLE IX CERTIFICATES REPRESENTING STOCK 9.1 Right to Certificate. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the Chief Executive Officer, the President, or a Vice President and by the Secretary or an Assistant Secretary of the Corporation, 16

certifying the number of shares owned by him in the Corporation. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to that, except as represent such class or series of Stock; provided, that, except as otherwise provided in the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences or rights. 9.2 Facsimile Signatures. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. 9.3 New Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation and alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate. 9.4 Transfers. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation, or authority to transfer, it shall be the duty of the Corporation, subject to any proper restrictions on transfer, to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books. 9.5 Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars. 9.6 Record Date. The Board of Directors may fix in advance a date, not preceding the date on which the resolution fixing the record date is adopted, and (i) not more than 60 days nor less than 10 days preceding the date of any meeting of stockholders, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or (ii) not more than 60 days before the date for payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change, or conversion or exchange of capital stock shall go into effect, or 17 the date on which any other lawful action shall be taken, as the record date for determining the stockholders entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock or other lawful action of the Corporation, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, any such meeting and any adjournment thereof (provided, however, that the Board of Directors may fix a new record date for an adjourned meeting), or to receive payment of such dividend or distribution, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid. 9.7 Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not provided by the laws of the State of Delaware. 9.8 Voting Agreements. A written counterpart of any voting agreement entered into among any number of stockholders of the Corporation, or any number of stockholders of the Corporation and the Corporation itself, for the purpose of providing that shares of the Corporation shall be voted in the manner prescribed in the agreement shall be deposited with the Corporation at its registered office in Delaware and shall be subject to the inspection by any stockholder of the Corporation or any beneficiary of the agreement daily during business hours. In addition, certificates of stock or uncertificated stock shall be issued to the person or persons, or corporation or corporations authorized to act as trustee for purposes of vesting in such person or persons, corporation or corporations, the right to vote such shares, to represent any stock of an original issue so deposited with him or them, and any certificates of stock or uncertificated stock so transferred to the voting trustee or trustees shall be surrendered and cancelled and new certificates or uncertificated stock shall be issued therefore to the voting trustee or trustees. In the certificate so issued, if any, it shall be stated that it is issued pursuant to such agreement, and that fact shall also be stated in the stock ledger of the Corporation. ARTICLE X GENERAL PROVISIONS 10.1 Dividends. Dividends upon the capital stock of the Corporation, if any, subject to the provisions of the Certificate of Incorporation, may be declared by the Board of Directors (but not any committee thereof) at any regular meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation. 10.2 Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, thinks proper as a reserve or reserves to meet contingencies, 18 or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created. 10.3 Annual Statement. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation. 10.4 Checks. All checks or demands for money and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time prescribe. 10.5 Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors. 10.6 Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the word “Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed, affixed, reproduced, or otherwise. 10.7 Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware, the Certificate of Incorporation or the Bylaws of the Corporation or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said court having personal jurisdiction over the indispensable parties named as defendants therein. ARTICLE XI RESTRICTIONS ON TRANSFER OF STOCK Shares of capital stock of the Corporation that have been issued by the Corporation without registration under the Securities Act of 1933, as amended from time to time, and any other applicable securities laws shall not be offered for sale, sold, assigned, transferred, or pledged by the holder thereof unless they have been duly registered under the applicable securities laws or unless the Corporation shall have received advice of counsel to the Corporation or an opinion of other counsel satisfactory to the Corporation to the effect that the proposed transfer would not be in violation of said laws, and (in addition to the legends set forth in this Article XI) a restrictive legend substantially in the form of that set forth below may be placed conspicuously on the certificate for any such shares: “The shares represented by this certificate have not been registered under the Securities Act of 1933 (the “Act”) or under any other applicable securities laws. The shares may not be offered for sale, sold, assigned, transferred or pledged without registration under the Act and any other applicable securities laws or 19 without an opinion of counsel satisfactory to the Corporation that registration is not required.” ARTICLE XII AMENDMENTS These Bylaws may be altered, amended, or repealed or new Bylaws may be adopted by the Board of Directors at any regular or special meeting of the Board, subject to the stockholders’ right to adopt, amend or repeal these Bylaws or adopt new Bylaws. Notwithstanding the foregoing and anything contained in the Bylaws to the contrary, the Bylaws shall not be amended or repealed by the stockholders, and no provision inconsistent therewith shall be adopted by the stockholders, without the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all shares of the Corporation entitled to vote generally in the election of directors voting together as a single class. 20

CERTIFICATION I, Timothy S. Davidson, Chief Financial Officer, Senior Vice President and Corporate Secretary of the Corporation, hereby certify that the foregoing is a true, accurate and complete copy of the Second Amended and Restated Bylaws of Natural Health Trends Corp. adopted by its Board of Directors effective as of February 6, 2020. /s/ Timothy S. Davidson Timothy S. Davidson, Chief Financial Officer, Senior Vice President and Corporate Secretary 21